UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2019 (October 11, 2019)

THE CORETEC GROUP INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-54697	73-1479206
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

6804 South Canton Avenue, Suite 150 Tulsa, OK	74136
(Address of Principal Executive Offices)	(Zip Code)

(918) 494-0505

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 15, 2019, The Coretec Group, Inc. (the “Company”) received the first advance of financing under a credit agreement (the “Credit Agreement”) and related convertible promissory note (the “Note”) that the Company entered into, on October 11, 2019, with Diversified Alpha Fund of Navigator Global Fund Manager Platform SPC, a Grand Cayman entity (the “Lender”).

The Credit Agreement and Note, among other things, provide for borrowings by the Company from the Lender in an aggregate principal amount of up to $2,500,000, to be issued in advances from time to time in aggregate amounts not to exceed $175,000 in any thirty day period. Interest and fees payable under the Agreement shall be determined pursuant to the terms set forth in the Credit Agreement and Note.

Pursuant to the Credit Agreement and Note, the Lender has the right to convert all or part of the Note to shares of common stock of the Company at a price determined by the terms set forth in the Credit Agreement and Note. All shares underlying the Note that may be issued to the Lender shall be fully paid, non-assessable restricted shares of common stock of the Company.

In addition, as an inducement to enter into the Credit Agreement and to fund each advance thereunder, the Company issued to the Lender a warrant (the “Warrant”) to purchase up to 3,000,000 shares of the Company’s common stock (“Common Stock”), which number of Common Stock issuable upon exercise of the Warrant shall be proportionate, as set forth in the Warrant, to the principal amount under the Note actually advanced.

The foregoing descriptions of the Credit Agreement, the Note and the Warrant, do not purport to be complete and are subject to and qualified by reference to the full text of such documents, which are attached as exhibits to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Credit Agreement dated as of October 4, 2019
10.2	Promissory Note dated as of October 4, 2019
10.3	Warrant dated as of October 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CORETEC GROUP, INC.

Date: October 15, 2019	By:	/s/ Ronald W. Robinson
	Name:	Ronald W. Robinson
	Title:	Chief Financial Officer